UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-2
SERVE ROBOTICS INC.
(Name of Registrant as Specified In Its Charter)
Payment of Filing Fee (Check the appropriate box):
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☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

SERVE ROBOTICS INC.
730 Broadway
Redwood City, CA 94063
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held at 12:00 p.m. Pacific Time on June 17, 2026
Dear Stockholders of Serve Robotics Inc.:
We cordially invite you to attend the 2026 annual meeting of stockholders (the “Annual Meeting”) of Serve Robotics Inc., a Delaware corporation, which will be held on June 17, 2026 at 12:00 p.m. Pacific Time. The Annual Meeting will be held as a virtual meeting, which will be conducted via live webcast. In order to attend the Annual Meeting, you must register in advance at www.virtualshareholdermeeting.com/SERV2026 prior to the deadline of 11:45 a.m. Pacific Time on June 17, 2026. After completing the registration, you will receive a confirmation email, which will include information about when you should expect to receive a unique link to gain access to the Annual Meeting. You will not be able to attend the Annual Meeting in person. The Annual Meeting will be held for the following purposes, as more fully described in the accompanying proxy statement (the “Proxy Statement”):
1.	To elect the two nominees to serve as Class III directors until the 2029 annual meeting of stockholders and until their successors are duly elected and qualified;
2.	To ratify the appointment of PricewaterhouseCoopers LLP (“PwC”) as our independent registered public accounting firm for our fiscal year ending December 31, 2026; and
3.	To transact such other business as may properly come before the Annual Meeting or any postponements, adjournments or continuations thereof.
Our board of directors has fixed the close of business on April 20, 2026 as the record date for the Annual Meeting. Only stockholders of record on April 20, 2026 are entitled to notice of and to vote at the Annual Meeting. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying Proxy Statement.
On or about April 24, 2026, we expect to mail the Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders. The Notice will contain instructions on how to access our Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the Securities and Exchange Commission on March 12, 2026 (the “Annual Report”). The Notice will provide instructions on how to vote via the internet or by telephone and includes instructions on how to receive a paper copy of our proxy materials by mail. The accompanying Proxy Statement and our Annual Report can be accessed directly at the following internet address: www.proxyvote.com. All you have to do is enter the control number located on your Notice or proxy card.
YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Annual Meeting, we urge you to submit your vote promptly via the internet, telephone or mail.
We appreciate your continued support of Serve Robotics Inc.
By order of the board of directors,

Ali Kashani
Chief Executive Officer
Redwood City, California
April 24, 2026

i

ii

SERVE ROBOTICS INC.
PROXY STATEMENT
FOR THE
2026 ANNUAL MEETING OF STOCKHOLDERS
To Be Held at 12:00 p.m. Pacific Time on June 17, 2026
This proxy statement (the “Proxy Statement”) and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors (the “Board”) for use at the 2026 annual meeting of stockholders of Serve Robotics Inc., a Delaware corporation, and any postponements, adjournments or continuations thereof (the “Annual Meeting”). The Annual Meeting will be held on June 17, 2026 at 12:00 p.m. Pacific Time. The Annual Meeting will be held as a virtual meeting, which will be conducted via live webcast. In order to attend the Annual Meeting, you must register in advance at www.virtualshareholdermeeting.com/SERV2026 prior to the deadline of 11:45 a.m. Pacific Time on June 17, 2026. After completing the registration, you will receive a confirmation email, which will include information about when you should expect to receive a unique link to gain access to the Annual Meeting. You will not be able to attend the Annual Meeting in person. The Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the Securities and Exchange Commission (the “SEC”) on March 12, 2026 (the “Annual Report”), is first being mailed or made available to stockholders on or about April 24, 2026 to all stockholders entitled to vote at the Annual Meeting.
The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this Proxy Statement. You should read this entire Proxy Statement carefully. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this Proxy Statement and references to our website address in this Proxy Statement are inactive textual references only.
All references to “Serve” refer to Serve Operating Co., a privately held Delaware corporation and our direct, wholly-owned subsidiary. Serve holds all material assets and conducts all material business activities and operations of Serve Robotics Inc. Unless otherwise stated or the context otherwise indicates, references to the “Company,” “we,” “our,” “us” or similar terms refer to Serve Robotics Inc. together with its wholly-owned subsidiaries.

FREQUENTLY ASKED QUESTIONS
What is Serve Robotics Inc.?
We are engaged in developing technologies intended to enable sustainable, autonomous robotic solutions for public and commercial spaces. Our activities include the design, engineering, deployment, and operation of low-emission robotic systems built on our proprietary AI-enabled mobility platform. Our systems are designed to operate safely and efficiently in real world environments.
While food delivery remains our primary commercial application, we are expanding our platform into adjacent markets, customer segments, and operating environments where autonomous mobility can address labor constraints, improve service levels, and reduce emissions. We intend to leverage our core autonomy stack, fleet management infrastructure, and operational expertise to support additional use cases across both outdoor and indoor settings.
Our core technology originated in 2017 as a specialized project within Postmates Inc. (“Postmates”), an on-demand delivery company in the United States. Following the acquisition of Postmates by Uber Technologies, Inc. (“Uber”) in 2020, Uber’s leadership approved the contribution of the intellectual property and related assets associated with this project to our company in February 2021.
As of December 31, 2025, Serve’s fleet consisted of over 2,000 sidewalk delivery robots. We maintain platform-level integrations with food delivery platforms, such as Uber Eats and DoorDash, that enable our robots to transmit real-time presence and status information and to receive delivery requests associated with customer orders placed on those platforms.
In January 2026, subsequent to the period covered by this Proxy Statement, we completed the acquisition of Diligent Robotics, Inc. (“Diligent”), a provider of AI-powered autonomous robot assistants for the healthcare industry. This acquisition extends our autonomy platform into indoor environments, initially into hospitals, and broadens our addressable market into healthcare and other commercial sectors. We expect to leverage Diligent’s technology alongside our existing platform to enhance product capabilities, accelerate deployment opportunities, and support scalable, recurring revenue growth through Diligent’s established commercial relationships with healthcare systems and institutions.
What is the purpose of the Annual Meeting?
At the Annual Meeting, you will be asked to vote on the following proposals:
•	the election of two Class III directors, Ali Kashani and Touraj Parang, to serve until our 2029 annual meeting of stockholders and until their successors are duly elected and qualified; and
•	the ratification of the appointment of PricewaterhouseCoopers LLP (“PwC”) as our independent registered public accounting firm for our fiscal year ending December 31, 2026.
Additionally, you may be asked to transact any other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. As of the date of this Proxy Statement, we are not aware of any other matters that will be presented for consideration at the Annual Meeting.
How does the Board recommend I vote on these proposals?
Our Board recommends a vote:
•	“FOR” the election of Ali Kashani and Touraj Parang as Class III directors; and
•	“FOR” the ratification of the appointment of PwC as our independent registered public accounting firm for our fiscal year ending December 31, 2026.
Who is entitled to vote at the Annual Meeting?
Holders of our common stock as of the close of business on April 20, 2026, the record date for the Annual Meeting (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting.
What is the difference between a record holder and a beneficial owner holding shares in “street name”?
Stockholders of Record (Record Holders). If on the Record Date, shares of our common stock are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares, and the Notice was provided to you directly by us. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or vote on your own behalf at the Annual Meeting. Throughout this Proxy Statement, we refer to these registered stockholders as “stockholders of record.”
Street Name Stockholders. If on the Record Date, shares of our common stock are held on your behalf in a stock brokerage account or by a bank, trustee or other nominee, you are considered the beneficial owner of shares held in “street name,” and the Notice was forwarded to you by your broker or nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee as to how to vote your shares and are also invited to attend the Annual Meeting. However, since a beneficial owner is not the stockholder of record, you may not vote your shares of our common stock on your own behalf at the Annual Meeting unless you follow your broker or nominee’s procedures for obtaining a legal proxy. Your broker or nominee is obligated to provide you with instructions to vote before the Annual Meeting or to obtain a legal proxy if you wish to vote on your own behalf at the Annual Meeting. If your broker or nominee is participating in an online program that allows you to vote over the internet or by telephone, your Notice or other voting instruction form will include that information. If what you receive from your broker or other nominee does not contain internet or telephone voting information, please complete and return the paper form in the self-addressed, postage paid envelope provided by your broker or nominee. Throughout this Proxy Statement, we refer to stockholders who hold their shares through a broker, bank, trustee or other nominee as “street name stockholders.”
A list of stockholders of record entitled to vote will be available to any stockholder for any purpose relevant to the Annual Meeting for 10 days prior to the Annual Meeting upon request to the Corporate Secretary. Please send the request to Serve Robotics Inc., Attention: Corporate Secretary, 730 Broadway, Redwood City, CA 94063.
How can I participate in the virtual Annual Meeting?
There is no physical location for the Annual Meeting. Stockholders of record as of the close of business on the Record Date are entitled to participate virtually in the Annual Meeting, including to vote your shares online during the Annual Meeting and to ask questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/SERV2026. To participate and vote in the Annual Meeting, you will need the control number included on your proxy card or voting instruction form.
We are committed to ensuring, to the extent possible, that stockholders will be given the same participation rights that they would be given if they attended an in-person meeting. We will endeavor to answer as many stockholder-submitted questions as time permits that comply with the Annual Meeting rules of conduct. We reserve the right to edit profanity or other inappropriate language and to exclude questions regarding topics that are not pertinent to meeting matters or Company business. If we receive substantially similar questions, we may group such questions together and provide a single response to avoid repetition.
The Annual Meeting webcast will begin promptly at 12:00 p.m. Pacific Time. Online check-in will begin at 11:45 a.m. Pacific Time, and we encourage you to allow ample time for check-in procedures. If you experience technical difficulties during the check-in process or during the Annual Meeting, please call the technical support number provided on the log-in page of the virtual meeting. Additional information regarding the rules and procedures for participating in the Annual Meeting will be set forth in our meeting rules of conduct, which stockholders can view during the Annual Meeting at the Annual Meeting website. Regardless of whether you plan to participate in the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. Accordingly, we encourage you to vote in advance of the Annual Meeting. Please be aware that participating in the Annual Meeting will not, by itself, revoke a proxy. See “Can I change my vote after submitting my proxy?” below for more details.
How do I submit questions during the Annual Meeting?
Stockholders may submit questions during the Annual Meeting by visiting www.proxyvote.com and using their 16-digit control number to enter the Annual Meeting. Questions may be submitted by typing them into the text box provided.
What if I have technical difficulties accessing the virtual meeting?
If you encounter any technical difficulties accessing the virtual Annual Meeting, please call the technical support number that will be posted on the virtual meeting log-in page. Technical support will be available beginning at 11:45 a.m. Pacific Time on the date of the Annual Meeting.

Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?
In accordance with the rules of the SEC, we have elected to furnish our proxy materials, including this Proxy Statement and our Annual Report, primarily via the internet. The Notice containing instructions on how to access our proxy materials is first being mailed on or about April 24, 2026 to all stockholders entitled to vote at the Annual Meeting. Stockholders may request to receive all future proxy materials in printed form by mail or electronically by e-mail by following the instructions contained in the Notice. We encourage stockholders to take advantage of the availability of our proxy materials on the internet to help reduce the environmental impact of our Annual Meeting.
How can I obtain a paper copy of the proxy materials or Annual Report?
You may request a paper copy of the proxy materials and our Annual Report free of charge by following the instructions included in the Notice. You may also request copies by writing to Serve Robotics Inc., Attn: Corporate Secretary, 730 Broadway, Redwood City, CA 94063, by calling (818) 860-1352, or by emailing investor.relations@serverobotics.com. Our Annual Report, which includes our Form 10-K for the year ended December 31, 2025, is also available on our website at www.serverobotics.com under “SEC Filings” and through the SEC’s website at www.sec.gov.
How do I vote?
If you are a stockholder of record, there are three ways to vote:
•
By Internet: You may submit a proxy over the internet by following the instructions at www.proxyvote.com, 24 hours a day, seven days a week, until 11:59 p.m. Eastern Time on June 16, 2026 (have your Notice or proxy card in hand when you visit the website);

•
By Toll-Free Telephone: You may submit a proxy by calling 1-800-690-6903 24 hours a day, seven days a week, until 11:59 p.m. Eastern Time on June 16, 2026 (have your Notice or proxy card in hand when you call); or

•	By Mail: You may complete, sign and mail your proxy card (if you received printed proxy materials) which must be received by us by 11:59 p.m. Eastern Time on June 16, 2026.
If you are a street name stockholder, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank, trustee or other nominee in order to instruct your broker or other nominee on how to vote your shares. Street name stockholders should generally be able to vote by returning an instruction card, by telephone or by internet. However, the availability of telephone and internet voting will depend on the voting process of your broker or other nominee. As discussed above, if you are a street name stockholder, you may not vote your shares on your own behalf at the Annual Meeting unless you obtain a legal proxy from your broker, bank, trustee or other nominee.
How many votes do I have?
In deciding all matters at the Annual Meeting, each stockholder will be entitled to one vote for each share of our common stock held by them on the Record Date. Stockholders are not permitted to cumulate votes with respect to the election of directors.
What is the effect of giving a proxy?
Proxies are solicited by and on behalf of our Board. Our Board has designated Ali Kashani, Touraj Parang and Brian Read as proxy holders. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board as described under “How does the Board recommend I vote on these proposals?” above. If any matters not described in this Proxy Statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote the shares. If the Annual Meeting is adjourned to a later date, the proxy holders can vote the shares on the new Annual Meeting date as well, unless you have properly revoked your proxy instructions before the new date, as described above.
Can I change my vote after submitting my proxy?
Yes. If you are a stockholder of record, you can change your vote or revoke your proxy any time before the date of the Annual Meeting in any one of the following ways:

•	You may enter a new vote by internet or by telephone until 11:59 p.m. Eastern Time on June 16, 2026;
•	You may submit another properly completed proxy card by mail with a later date, which must be received by us by 11:59 p.m. Eastern Time on June 16, 2026; or
•
You may send written notice that you are revoking your proxy to Serve Robotics Inc., Attention: Corporate Secretary, 730 Broadway, Redwood City, CA 94063, which must be received by us by 11:59 p.m. Eastern Time on June 16, 2026.

If you are a street name stockholder, your broker or nominee can provide you with instructions on how to change your vote.
What constitutes a quorum for the Annual Meeting?
A quorum is required for stockholders to conduct business at the Annual Meeting. The holders of a majority of the outstanding shares of our common stock, present by remote communication or represented by proxy, must be present to establish a quorum at the Annual Meeting. As of the close of business on the Record Date, there were 77,324,755 shares of our common stock outstanding. For purposes of establishing a quorum, shares will be considered present at the Annual Meeting if they are represented by remote communication or by proxy, including shares as to which authority to vote on any proposal is withheld, abstentions and broker non-votes.
How is the vote counted?
Under our amended and restated bylaws, any proposal other than an election of directors is decided by a majority of the votes properly cast for and against such proposal, except where a larger vote is required by law, our amended and restated certificate of incorporation or our amended and restated bylaws. Abstentions and broker “non-votes” are not included in the tabulation of the voting results on any such proposal and, therefore, do not have an impact on such proposals. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.
If your shares are held in “street name” by a broker, bank or other nominee, your broker, bank or other nominee is required to vote your shares according to your instructions. If you do not give instructions to your broker, bank or other nominee, the broker, bank or other nominee will still be able to vote your shares with respect to certain “routine” items but will not be allowed to vote your shares with respect to “non-routine” items. Proposal No. 1 is a “non-routine” item. If you do not instruct your broker how to vote with respect to this proposal, your broker, bank or other nominee may not vote for this proposal, and those votes will be counted as broker “non-votes.” Proposal No. 2 is considered to be a “routine” item, and your broker, bank or other nominee will be able to vote on this proposal even if it does not receive instructions from you.
How may my brokerage firm or other nominee vote my shares if I fail to provide timely directions?
Brokerage firms and other nominees, for example banks or agents, holding shares of our common stock in street name for their customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker will have discretion to vote your shares on Proposal No. 2, our sole “routine” matter, but brokers and nominees cannot use their discretion to vote “uninstructed” shares with respect to matters that are considered “non-routine” under the rules of the New York Stock Exchange, even though we are a company listed on The Nasdaq Capital Market (“Nasdaq”). “Non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, election of directors (even if not contested), executive compensation (including any advisory stockholder vote on executive compensation) and certain corporate governance proposals, even if these proposals are supported by management. Accordingly, your broker or nominee may not vote your shares on Proposal No. 1 without your instructions but may vote your shares on Proposal No. 2.

How many votes are needed to approve each proposal?
The following table summarizes the voting standard applicable to each proposal, as well as the effect of abstentions and broker non-votes on each proposal.

Proposal	Votes Required	Effect of Abstentions	Effect of Broker Non-Votes
Proposal 1: Election of Ali Kashani and Touraj Parang as Class III directors.	Plurality of the votes cast by the holders of shares of our common stock present by remote communication or represented by proxy at the Annual Meeting and entitled to vote.	No effect.	No effect.
Proposal 2: Ratification of the appointment of PwC as our independent registered public accounting firm for our fiscal year ending December 31, 2026.	Affirmative vote of a majority of the votes cast by the holders of shares of our common stock present by remote communication or represented by proxy at the Annual Meeting and entitled to vote.	No effect.	No effect.

How are proxies solicited for the Annual Meeting, and who will bear the cost of this solicitation?
Our Board is soliciting proxies for use at the Annual Meeting. All expenses associated with this solicitation will be borne by us. We will reimburse brokers or other nominees for reasonable expenses that they incur in sending our proxy materials to you if a broker or other nominee holds shares of our common stock on your behalf. In addition, our directors and employees may also solicit proxies by telephone or by personal or other means of communication. Our directors and employees will not be paid any additional compensation for soliciting proxies.
Where can I find the voting results of the Annual Meeting?
We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K (“Form 8-K”) that we will file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we will file a Form 8-K to publish preliminary results and will provide the final results in an amendment to the Form 8-K as soon as they become available.
What is the deadline for stockholders to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?
The following table summarizes the key deadlines for stockholders to submit proposals or director nominations for the 2027 annual meeting of stockholders (the “2027 Annual Meeting”):

Type of Submission	Applicable Rule	Deadline
Stockholder Proposals for Inclusion in Proxy Statement	Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)	No later than December 25, 2026
Advance Notice Proposals and Director Nominations	Our amended and restated bylaws	No earlier than February 17, 2027 and no later than March 19, 2027
Universal Proxy Notice	Rule 14a-19(b) under the Exchange Act	No later than April 18, 2027

All submissions must comply with applicable SEC rules and our amended and restated bylaws. Stockholder proposals, nominations, and notices should be sent to Serve Robotics Inc., Attention: Corporate Secretary, 730 Broadway, Redwood City, CA 94063, or by email to investor.relations@serverobotics.com. For additional detail regarding the requirements and procedures for each type of submission, see “Stockholder Proposals” below.

Who should I contact if I have additional questions?
If you have additional questions about the Annual Meeting, voting procedures, or the proxy materials, please contact our Corporate Secretary by writing to Serve Robotics Inc., Attn: Corporate Secretary, 730 Broadway, Redwood City, CA 94063, by calling (818) 860-1352, or by emailing investor.relations@serverobotics.com.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Our business affairs are managed under the direction of our Board, which is currently composed of six members. Our Board is divided into three staggered classes. At each annual meeting of stockholders, a class of directors is elected for a three-year term to succeed the same class whose term is then expiring.
Director Independence
Our Board annually reviews the independence of each of our directors and director nominees and considers whether such individual has a material relationship with the Company, other members of our Board or our executive officers that could compromise their ability to exercise independent judgment in carrying out their responsibilities. For the purpose of assessing a director’s independence, our Board considers the current and prior relationships that each non-employee director has with the Company and all other facts and circumstances our Board deems relevant in determining their independence, including the beneficial ownership of our common stock by each non-employee director.
Audit committee members must also satisfy the additional independence criteria set forth in Rule 10A-3 under the Exchange Act and the Nasdaq listing standards. Compensation committee members must also satisfy the additional independence criteria set forth in Rule 10C-1 under the Exchange Act and the Nasdaq listing standards.
Based on information provided by each director concerning his or her background, employment and affiliations, our Board has determined that each member of our Board, other than Dr. Kashani and Mr. Parang, qualifies as “independent” as defined under the applicable Nasdaq and SEC rules. Dr. Kashani and Mr. Parang are not deemed independent due to their positions as our Chief Executive Officer and President and Chief Operating Officer, respectively.
Board Leadership Structure
We believe that all members of our Board should have a voice in the affairs and the management of the Company. Our Board does not have a formal policy regarding the separation of the roles of Chief Executive Officer and Chairperson of the Board, as our Board believes it is in the best interests of the Company to make that determination based on the Company’s current needs and the membership of the Board. The Board believes that our stockholders are best served at this time by having a Chairperson who is an integral part of our Board structure and a critical element of effective corporate governance.
Dr. Kashani has served as Chairman of our Board since July 2023. Our Board has determined that having the Chief Executive Officer serve as Chairman of the Board is in the best interests of our stockholders at this time because of the efficiencies achieved in having the role of Chief Executive Officer and Chairman of the Board combined, and because the detailed knowledge of our day-to-day operations and business that the Chief Executive Officer possesses greatly enhances the decision-making processes of our Board as a whole. Dr. Kashani brings considerable skills and experience, as described below, to the role. As the Chairman of our Board, Dr. Kashani has significant responsibilities, which are set forth in our amended and restated bylaws, and include, in part:
•	Establishing the agenda for regular meetings of our Board;
•	Coordinating with the committee chairs regarding meeting agendas and information requirements and presiding over meetings of our Board; and
•	Coordinating the activities of the other directors and performing such other duties as our Board may establish or delegate from time to time.
The Board believes the active involvement of our independent directors, combined with the qualifications and significant responsibilities of our Chairman and other directors, provides balance on our Board and promotes strong, independent oversight of our management and affairs.
Board Meetings and Attendance
Our Board held seven meetings, including both regularly scheduled and special meetings, during 2025. During 2025, the committees of the Board met as follows: the audit committee met seven times, the compensation committee met five times, and the nominating and governance committee met three times. Each incumbent director, other than Sarfraz Maredia, attended at least 75% of the aggregate of (i) the total number of Board meetings held during the period for which he or she has been a director and (ii) the total number of meetings held by each committee on which he or she served during the applicable periods of service.

Under our corporate governance guidelines, directors are encouraged, but not required, to attend our annual meeting of stockholders.
Committees of the Board of Directors
Our Board has established an audit committee, a compensation committee and a nominating and governance committee. The composition and responsibilities of each of the committees of our Board are described below. Members serve on these committees until their resignation or until otherwise determined by our Board. Our Board may establish other committees as it deems necessary or appropriate from time to time.
Audit Committee
The audit committee currently consists of Messrs. Goldberg and Vincent and Ms. Sarafan. Our Board has determined that each member of the audit committee satisfies the independence requirements under Nasdaq listing standards and Rule 10A-3(b)(1) of the Exchange Act. The chair of the audit committee is Mr. Goldberg. Our Board has determined that each of Mr. Goldberg and Ms. Sarafan is an “audit committee financial expert” within the meaning of SEC regulations. Each member of the audit committee can read and understand fundamental financial statements in accordance with applicable requirements. In arriving at these determinations, our Board has examined each audit committee member’s scope of experience and the nature of their employment.
The primary purpose of the audit committee is to discharge the responsibilities of our Board with respect to our corporate accounting and financial reporting processes, systems of internal control and financial statement audits, and to oversee our independent registered public accounting firm. Specific responsibilities of the audit committee include:
•	helping our Board oversee our corporate accounting and financial reporting processes;
•	managing the selection, engagement, qualifications, independence, and performance of a qualified firm to serve as the independent registered public accounting firm to audit our financial statements;
•
reviewing and discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and our independent registered public accounting firm, our interim and year-end operating results;

•
obtaining and reviewing a report by the independent registered public accounting firm at least annually that describes our internal quality control procedures, any material issues with such procedures and any steps taken to deal with such issues when required by applicable law;

•	establishing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;
•	overseeing our policies on risk assessment and risk management;
•	overseeing compliance with our Code of Business Conduct and Ethics;
•	reviewing related person transactions; and
•	approving or, as required, pre-approving audit and permissible non-audit services to be performed by the independent registered public accounting firm.
Our audit committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the Nasdaq listing standards. A copy of the charter of our audit committee is available on our website at www.serverobotics.com under “Investors — Governance Overview.”
Compensation Committee
Our compensation committee consists of Ms. Sarafan and Mr. Vincent. The chair of the compensation committee is Mr. Vincent. Our Board has determined that both members of the compensation committee are independent under the Nasdaq listing standards and are “non-employee directors” as defined in Rule 16b-3 promulgated under the Exchange Act.
The primary purpose of our compensation committee is to discharge the responsibilities of our Board in overseeing the compensation policies, plans and programs and to review and determine the compensation to be paid to executive officers, directors and other senior management, as appropriate. Specific responsibilities of the compensation committee include:

•	reviewing, approving and determining, or making recommendations to our Board regarding, the compensation of our Chief Executive Officer, other executive officers and senior management;
•	reviewing and recommending to our Board the compensation paid to our non-employee directors;
•	administering our equity incentive plans and other benefit programs;
•
reviewing, adopting, amending and terminating incentive compensation and equity plans, severance agreements, profit sharing plans, bonus plans, change-of-control protections and any other compensatory arrangements for our executive officers and other senior management; and

•	reviewing and establishing general policies relating to compensation and benefits of our employees, including our overall compensation philosophy.
Our compensation committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the Nasdaq listing standards. A copy of the charter of our compensation committee is available on our website at www.serverobotics.com under “Investors — Governance Overview.”
Compensation Committee Processes and Procedures
The compensation committee meets from time to time in executive session, and, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the compensation committee to make presentations, to provide financial or other background information or advice or to otherwise participate in compensation committee meetings. Our Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of the compensation committee regarding his compensation. In addition, under its charter, our compensation committee has the authority to obtain advice, reports or opinions from internal or external counsel and other expert advisors, at the Company’s expense, that the compensation committee considers necessary or appropriate in the performance of its duties. Our compensation committee has direct responsibility for the oversight of the work of any consultants or advisers engaged for the purpose of advising the compensation committee. In particular, our compensation committee has the sole authority to retain and terminate, in its sole discretion, compensation consultants, legal counsel or other advisors to assist in its evaluation of Chief Executive Officer or executive officer compensation. Under its charter, our compensation committee may select, or receive advice from, a compensation consultant, legal counsel or other adviser to the compensation committee, other than in-house legal counsel and certain other types of advisers, only after taking into consideration six factors, prescribed by the SEC and Nasdaq, that bear upon the adviser’s independence. However, there is no requirement that any adviser be independent.
Nominating and Governance Committee
Our nominating and governance committee currently consists of Mr. Goldberg, who also serves as chair. Our Board has determined that Mr. Goldberg is independent under applicable Nasdaq listing standards.
Specific responsibilities of our nominating and governance committee include:
•	identifying and evaluating candidates, including the nomination of incumbent directors for reelection and nominees recommended by stockholders, to serve on our Board;
•	considering and making recommendations to our Board regarding the composition and chairmanship of the committees of our Board;
•	instituting plans or programs for the continuing education of our Board and the orientation of new directors;
•	developing and making recommendations to our Board regarding corporate governance guidelines and matters;
•	overseeing our corporate governance practices;
•	overseeing periodic evaluations of our Board’s performance, including committees of our Board; and
•	contributing to succession planning.
Our nominating and governance committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the applicable Nasdaq listing standards. A copy of the charter of our nominating and governance committee is available on our website at www.serverobotics.com under “Investors — Governance Overview.”

Role of the Board of Directors in Risk Oversight
One of the key functions of our Board is informed oversight of our risk management process. Our Board does not have a standing risk management committee but rather administers this oversight function directly through our Board as a whole, as well as through various standing committees of our Board that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure.
Our audit committee is responsible for reviewing and discussing our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies with respect to risk assessment and risk management. Our audit committee monitors compliance with legal and regulatory requirements and is responsible for the oversight of cybersecurity risks. Our compensation committee assesses and monitors whether our compensation plans, policies and programs comply with applicable legal and regulatory requirements.
Considerations in Evaluating Director Nominees
Our nominating and governance committee uses a variety of methods for identifying and evaluating director nominees. In its evaluation of director candidates, our nominating and governance committee will consider the current size and composition of our Board, the needs of our Board and the respective committees of our Board. Some of the qualifications that our nominating and governance committee considers include, without limitation, issues of character, integrity, judgment, diversity, independence, area of expertise, corporate experience, length of service, potential conflicts of interest and other commitments. Nominees must also have the ability to offer advice and guidance to our Chief Executive Officer based on past experience in positions with a high degree of responsibility and be leaders in the companies or institutions with which they are affiliated. Director candidates must have sufficient time available in the judgment of our nominating and governance committee to perform all Board and committee responsibilities. Members of our Board are expected to prepare for, attend, and participate in all Board and applicable committee meetings. Other than the foregoing, there are no stated minimum criteria for director nominees, although our nominating and governance committee may also consider such other factors as it may deem, from time to time, are in our and our stockholders’ best interests.
Our Board believes that it should be a diverse body, and our nominating and governance committee considers a broad range of backgrounds and experiences. In making determinations regarding nominations of directors, our nominating and governance committee may take into account the benefits of diverse viewpoints. Our nominating and governance committee also considers these and other factors as it oversees the annual Board and committee evaluations. After completing its review and evaluation of director candidates, our nominating and governance committee recommends to our full Board the director nominees for selection. Director candidates may be identified by stockholders, non-management directors, our Chief Executive Officer or other members of senior management, and, from time to time, third-party search firms. During 2025, our nominating and governance committee did not engage an independent search firm to assist in identifying and evaluating potential director candidates.
Stockholder Recommendations for Nominations to the Board of Directors
Our nominating and governance committee will consider candidates for director recommended by stockholders, so long as such recommendations comply with our amended and restated certificate of incorporation and amended and restated bylaws and applicable laws, rules and regulations, including those promulgated by the SEC. Our nominating and governance committee will evaluate such recommendations in accordance with its charter, our amended and restated bylaws and our policies and procedures for director candidates, as well as the regular director nominee criteria described above.
This process is designed to ensure that our Board includes members with diverse backgrounds, skills and experience, including appropriate financial and other expertise relevant to our business. Eligible stockholders wishing to recommend a candidate for nomination should contact us in writing. Such recommendations must include information about the candidate, a statement of support by the recommending stockholder, evidence of the recommending stockholder’s ownership of our common stock and a signed letter from the candidate confirming willingness to serve on our Board. Our nominating and governance committee has discretion to decide which individuals to recommend for nomination as directors. The nominating and governance committee evaluates candidates recommended by stockholders using the same qualifications, skills and experience criteria, and follows the same review process, as it does for candidates recommended by any other source.
Any nomination must comply with the requirements set forth in our amended and restated bylaws and should be sent in writing to Serve Robotics Inc., Attention: Corporate Secretary, 730 Broadway, Redwood City, CA 94063. To be

timely for our 2027 Annual Meeting, we must receive the nomination no earlier than February 17, 2027 and no later than March 19, 2027. In addition, stockholders who intend to solicit proxies in support of director nominees other than our nominees must also comply with the additional requirements of Rule 14a-19(b).
Communications with the Board of Directors
Interested parties wishing to communicate with our Board or with individual members of our Board may do so by writing to our Board or to the particular members of our Board and mailing the correspondence to us at Serve Robotics Inc., Attention: Corporate Secretary, 730 Broadway, Redwood City, CA 94063. We will review all incoming communications and, if appropriate, such communications will be forwarded to the appropriate member or members of our Board, or if none is specified, to the Chairperson of our Board.
Corporate Governance Guidelines and Code of Business Conduct and Ethics
Our Board has adopted Corporate Governance Guidelines that address items such as the qualifications and responsibilities of our directors and director candidates and corporate governance policies and standards applicable to us in general. In addition, our Board has adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors, including our Chief Executive Officer, Chief Financial Officer and other executive and senior financial officers. The full text of our Corporate Governance Guidelines and our Code of Business Conduct and Ethics is posted on the Governance Overview portion of our website at www.serverobotics.com under “Investors — Governance Overview.” We will post amendments to our Code of Business Conduct and Ethics or waivers of our Code of Business Conduct and Ethics for directors and executive officers on the same website.
Insider Trading Policy and Anti-Hedging
We are committed to promoting high standards of ethical business conduct and compliance with applicable laws, rules and regulations. As part of this commitment, we have adopted the Amended and Restated Insider Trading Policy (the “Insider Trading Policy”) that governs the purchase, sale, and other dispositions of the Company’s securities by our directors, officers, employees, and related persons, as well as the Company itself, that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations and Nasdaq listing standards. A copy of our Insider Trading Policy is filed as Exhibit 19.1 to our Annual Report.
Hedging, Short Sale and Pledging Policies
Our Insider Trading Policy prohibits the Company or our directors, officers, employees and contractors, as well as their family members and controlled entities, from engaging in the following transactions:
•	engaging in short sales of the Company’s securities;
•	trading in derivatives of the Company’s securities, such as exchange-traded put or call options and forward transactions;
•
purchasing any financial instruments (such as prepaid variable forward contracts, equity swaps, collars or exchange funds) or otherwise engaging in any transactions that hedge or offset any decrease in the market value of the Company’s securities or limit the ability to profit from an increase in the market value of the Company’s securities; and

•	holding the Company’s securities in a margin account or pledging the Company’s securities as collateral for a loan.
As of the date of this Proxy Statement, none of our directors or executive officers has pledged shares of our common stock as collateral for a loan, holds shares of our common stock in a margin account, or has entered into any hedging transaction with respect to shares of our common stock.

Rule 10b5-1 Trading Plan Policy
We have adopted a Rule 10b5-1 Trading Plan Policy, which permits our officers, directors, and certain other persons to enter into trading plans complying with Rule 10b5-1 under the Exchange Act. Generally, under these trading plans, the individual relinquishes control over the transactions once the trading plan is put into place and can only put such plans into place while the individual is not in possession of material non-public information. Accordingly, sales under these plans may occur at any time, including possibly before, simultaneously with, or immediately after significant events involving our company.
Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information
Our policy is to not grant stock options or similar awards in anticipation of the release of material nonpublic information that is likely to result in changes to the price of our common stock, such as a significant positive or negative earnings announcement, and not time the public release of such information based on stock option grant dates. In addition, it is our policy to not grant stock options or similar awards during periods in which there is material nonpublic information about our company, including (i) during “blackout” periods or outside a “trading window” established in connection with the public release of earnings information under our insider trading policy or (ii) at any time during the four business days prior to or the one business day following the filing of our periodic reports or the filing or furnishing of a Form 8-K that discloses material nonpublic information. These restrictions do not apply to restricted stock units or other types of equity awards that do not include an exercise price related to the market price of our common stock on the date of grant.
Our executive officers are not permitted to choose the grant date for their individual stock option grants.
During the period covered by this Proxy Statement, we have not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.
Compensation Committee Interlocks and Insider Participation
No director who serves as a member of our compensation committee is or has at any time during the past year been one of our officers or employees. None of our executive officers currently serve, or has served during the last completed fiscal year, on the compensation committee or board of directors of any other entity that has one or more executive officers who serves as a member of our Board or compensation committee.
Family Relationships
There are no family relationships among any of our directors and executive officers.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors, executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities.
Based solely upon a review of Forms 3, 4, and 5 filed with the SEC during the fiscal year ended December 31, 2025, we believe that during the fiscal year ended December 31, 2025, our directors, executive officers, and greater than 10% beneficial owners complied with all applicable Section 16(a) filing requirements.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
Our Board is currently composed of six directors. In accordance with our amended and restated certificate of incorporation, our Board is divided into three staggered classes of directors. At the Annual Meeting, two Class III directors will be elected for a three-year term.
Each director’s term continues until the election and qualification of his or her successor, or such director’s earlier death, resignation or removal. Any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of our directors. This classification of our Board may have the effect of delaying or preventing changes in control of our company.
If you are a stockholder of record and you sign your proxy card or vote by telephone or over the Internet but do not give instructions with respect to the voting of directors, your shares will be voted “FOR” the election of Messrs. Kashani and Parang. If any nominee becomes unavailable for election as a result of an unexpected occurrence, our Board may designate a substitute nominee, in which event the persons named in the enclosed proxy will vote for the election of such substitute nominee, unless our Board chooses to reduce the number of directors serving on our Board. Each person nominated for election has agreed to be named as a nominee in this Proxy Statement and has agreed to serve if elected. We have no reason to believe that any nominee will be unable to serve.
Directors Whose Terms Expire at the Annual Meeting
The terms of Ali Kashani and Touraj Parang as Class III directors expire at the Annual Meeting.
Nominees
Our nominating and governance committee has recommended, and our Board has approved, Ali Kashani and Touraj Parang as nominees for re-election as Class III directors at the Annual Meeting. Messrs. Kashani and Parang joined our Board in July 2023. If elected, Messrs. Kashani and Parang will serve as Class III directors until our 2029 annual meeting of stockholders. Messrs. Kashani and Parang are currently directors of our Company.

Name	Class	Age	Position	Current Term Expires	Expiration of Term For Which Nominated
Ali Kashani	III	41	Director	2026	2029
Touraj Parang	III	53	Director	2026	2029

Ali Kashani has served as our Chief Executive Officer and Chairman of our Board since July 2023. Dr. Kashani co-founded Serve in January 2021 and has served as its Chief Executive Officer and a member of the Board of Directors of Serve since then. Prior to co-founding Serve, he served as Vice President of Postmates, an on-demand food delivery platform, from July 2017 to January 2021. Dr. Kashani received both his Bachelor of Science in Computer Engineering and his Doctorate in Robotics from the University of British Columbia. We believe he is qualified to remain on the Board due to the institutional knowledge he brings as Co-Founder and Chief Executive Officer of the Company and his business and robotics experience.
Touraj Parang has served as our President and Chief Operating Officer and a member of our Board since July 2023. Mr. Parang has served as Serve’s Chief Operating Officer and as a member of its Board of Directors since March 2021 and as President of Serve since July 2022. Prior to joining Serve, Mr. Parang worked at GoDaddy Inc. (NYSE: GDDY) from May 2014 to March 2021, where he began as Senior Director of Corporate Development and most recently served as Vice President of Corporate Development. Mr. Parang received his Bachelor of Arts in Philosophy and Economics from Stanford University and his Juris Doctor from Yale Law School. We believe that Mr. Parang is qualified to serve on our Board due to his extensive experience with early-stage startups and prior leadership role at a publicly traded company.

Continuing Directors

Name	Class	Age	Position	Current Term Expires
David Goldberg(1)(2)	I	44	Director	2027
Sarfraz Maredia	I	43	Director	2027
Lily Sarafan(1)(3)	II	44	Director	2028
Olivier Vincent(1)(3)	II	62	Director	2028

(1)	Member of the audit committee
(2)	Member of the nominating and governance committee
(3)	Member of the compensation committee
David Goldberg has served as a member of our Board since July 2024. Mr. Goldberg most recently served as a consultant to our Company from September 2023 to March 2024. He is currently a Vice President at Magna International. Prior to that, he was the Chief Financial Officer of REE Automotive, Ltd. (Nasdaq: REE), an electric vehicle developer and manufacturer, from February 2022 to March 2023. Before joining REE Automotive, Mr. Goldberg had various roles at Magna International, including SVP – Corporate Development from January 2021 to January 2022 and VP – Finance and Corporate Development from May 2018 to December 2020. Mr. Goldberg has a degree in Business Administration from the Ivey Business School at Western University. We believe that Mr. Goldberg is qualified to serve on our Board due to his experience and expertise in the automotive and mobility industries.
Sarfraz Maredia has served as a member of our Board since July 2023. Since September 2014, Mr. Maredia has been employed at Uber, most recently as President, Autonomous Mobility & Delivery, where he leads the largest segment of Uber Eats’ marketplace business across the United States, Canada, and Latin America as well as overseeing Postmates. From September 2011 to September 2014, Mr. Maredia served at IQVIA (formerly IMS Health), a global information and technology services company focused on healthcare, where he was promoted to and served as Vice President of Corporate Development. He previously advised technology clients as a management consultant at Bain & Company and worked as a private equity and public markets investor at TPG and Dodge & Cox, respectively. Mr. Maredia received his Bachelor of Science in Finance from the University of Texas at Austin. We believe that Mr. Maredia’s unique position leading one of the world’s largest on-demand delivery platforms, and his experience in leadership, operations, finance, and technology qualify him to serve on our Board.
Lily Sarafan has served as a member of our Board since December 2024. In 2005, Ms. Sarafan co-founded TheKey, one of the largest and most trusted in-home care provider networks, where she served as chief executive through December 2020, and since then has served as executive chair. She has been recognized as an EY Entrepreneur of the Year, a Fortune 40 Under 40, Women Health Care Executives’ Woman of the Year, and a Henry Crown Fellow of the Aspen Institute. Ms. Sarafan currently serves on the boards of Instacart (Nasdaq: CART), Thumbtack and Kyo, as well as on the board of trustees of Stanford University. Ms. Sarafan holds an M.S. in Management Science and Engineering and a B.S. in Science, Technology, and Society from Stanford University. We believe that Ms. Sarafan is qualified to serve on our Board due to her extensive executive leadership experience, her service on multiple public and private company boards, and her background in technology and operations.
Olivier Vincent has served as a member of our Board since July 2023. Mr. Vincent co-founded and has served as Chief Executive Officer of Autozen Technology Ltd., a marketplace start-up in the automotive industry since March 2020. Prior to joining Autozen, Mr. Vincent served as Chief Executive Officer of Spliqs, an AI technology company from January 2019 until March 2020. From December 2016 until January 2019, Mr. Vincent served as President of WeatherBug, a weather application. Mr. Vincent has served on the board of directors of Wishpond Technologies Ltd., a Canadian public company traded on the TSX (OTCMKTS: WPNDF), since December 2020. Mr. Vincent holds a Master of Engineering in Computer Science from Ecole Nationale Superieure de Techniques Avancées (ENSTA) Paris and a Master of Business, Entrepreneurship from Hautes Etudes Commerciales (HEC) Paris. We believe that Mr. Vincent is qualified to serve on our Board due to his experience growing and managing technology companies.

Director Compensation
Dr. Kashani and Mr. Parang are employed as our Chief Executive Officer and President and Chief Operating Officer, respectively, and receive no compensation for their service as directors. The compensation received by Dr. Kashani and Mr. Parang as employees is shown in “Executive Compensation — Summary Compensation Table” below.
Pursuant to our Amended and Restated Outside Director Compensation Policy (the “Director Compensation Policy”), we pay each non-employee director other than Sarfraz Maredia annual cash retainers and equity awards, as further described below. Mr. Maredia receives no compensation for his service as a director.
Pursuant to the Director Compensation Policy, each non-employee director other than Mr. Maredia is entitled to receive an annual cash retainer for service on our Board and an additional annual cash retainer for service on each committee on which the non-employee director is a member. All annual cash retainers are paid quarterly in arrears. No compensation had previously been paid to our non-employee directors.
The fees paid to our non-employee directors for service on our Board and for service on each committee of our Board of which the non-employee director is a member are as follows:
Annual Board Member Service Retainer
All non-employee directors: $20,000
Annual Committee Member Service Retainer
Member of the audit committee: $5,000
Member of the compensation committee: $5,000
Member of the nominating and governance committee: $5,000
The Director Compensation Policy provides that at each annual stockholder meeting following a non-employee director’s appointment to our Board and subject to such non-employee director’s service on our Board since December 31 of the calendar year prior to such annual meeting of stockholders, each non-employee director will be granted restricted stock units for 20,000 shares of our common stock under the 2023 Plan, which will vest in full upon the earlier of the first anniversary of the date of grant or the next annual stockholder meeting, subject to the applicable non-employee director’s continuous service through the applicable vesting date; provided that if we do not have an effective Form S-8 registration statement on file with the SEC with sufficient shares available to cover the applicable equity award as of the date such award is granted (an “Effective S-8”), the grant of such equity award shall be delayed until such time there is an Effective S-8.
Notwithstanding the foregoing, for each non-employee director who remains in continuous service as a member of our Board until immediately prior to the consummation of a change in control, any unvested portion of an equity award granted in consideration of such non-employee director’s service as a member of our Board will vest in full immediately prior to, and contingent upon, the consummation of a change in control.
Our Board will have discretion to grant additional equity awards to certain non-employee directors for services that exceed the expectations for a non-employee director or for other circumstances determined to be appropriate by our Board. We also reimburse our directors for their reasonable out-of-pocket expenses in connection with attending meetings of our Board and board committees.
The non-employee director compensation program is intended to provide a total compensation package that enables us to attract and retain qualified and experienced individuals to serve as directors and to align our directors’ interests with those of our stockholders.
On March 30, 2026, our compensation committee approved the Second Amended and Restated Director Compensation Policy, which generally provides for the same compensation as under the existing Director Compensation Policy, except that the annual restricted stock unit grant in connection with each annual stockholder meeting after March 30, 2026 will be for the lesser of (i) 20,000 shares and (ii) shares in an aggregate value of $200,000 of our common stock.

Director Compensation Table
The following table sets forth certain information concerning compensation earned by the Company’s non-employee directors for services rendered as a director during the fiscal year ended December 31, 2025:

Name	Fees earned or paid in cash ($)	Stock Awards ($)(1)(3)(4)	Option Awards ($)(2)(4)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
David Goldberg	30,000	205,200	—	—	—	—	235,200
Sarfraz Maredia	—	—	—	—	—	—	—
Lily Sarafan	30,000	205,200	—	—	—	—	235,200
Olivier Vincent	30,000	205,200	—	—	—	—	235,200

(1)
Amounts reflected in this column represent the grant date fair value of restricted stock units. The grant date fair value is measured based on the closing price of our common stock on the date of grant in accordance with FASB ASC Topic 718. The valuation methodology and assumptions used in determining such amounts are described in Note 2 of the Company’s financial statements for the fiscal year ended December 31, 2025.

(2)
Amounts reflected in this column represent the grant date fair value of options to purchase common stock computed in accordance with FASB ASC Topic 718. The valuation methodology and assumptions used in determining such amounts are described in Note 2 of the Company’s financial statements for the fiscal year ended December 31, 2025.

(3)
The amount represents the grant date fair value of 20,000 restricted stock units granted on June 23, 2025, which is scheduled to vest in full on the earlier to occur of (i) the Company’s next annual stockholder meeting or (ii) June 12, 2026.

(4)	The table below sets forth the number of outstanding and unvested equity awards held by each non-employee director as of December 31, 2025:

Non-Employee Director	Number of Options Outstanding (#)	Number of RSUs Outstanding (#)
David Goldberg	—	20,000
Sarfraz Maredia	—	—
Lily Sarafan	—	20,000
Olivier Vincent	12,000	20,000

Required Vote
The election of directors requires a plurality of the votes cast by the holders of shares of our common stock present by remote communication or represented by proxy at the Annual Meeting and entitled to vote. “Plurality” means that the two nominees who receive the largest number of votes cast “FOR” will be elected as directors. Abstentions and broker non-votes will have no effect on the outcome of this proposal.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
EACH OF THE DIRECTOR NOMINEES.

PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our audit committee has appointed PwC, an independent registered public accounting firm, to audit our consolidated financial statements for our fiscal year ending December 31, 2026. During our fiscal year ended December 31, 2025, dbbmckennon and PwC served as our independent registered public accounting firms.
At the Annual Meeting, our stockholders are being asked to ratify the appointment of PwC as our independent registered public accounting firm for our fiscal year ending December 31, 2026. Our audit committee is submitting the appointment of PwC to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. If the stockholders do not ratify this appointment, the audit committee will reconsider whether to retain PwC. Notwithstanding the appointment of PwC and even if our stockholders ratify the appointment, our audit committee, in its discretion, may appoint another independent registered public accounting firm at any time during our fiscal year if our audit committee believes that such a change would be in the best interests of the Company and our stockholders. Representatives of dbbmckennon and PwC are expected to be present at the Annual Meeting, and they will have an opportunity to make a statement if they desire, but will not be available to respond to appropriate questions from our stockholders.
Change in Independent Registered Public Accounting Firm
Dismissal of dbbmckennon and Engagement of PwC
dbbmckennon was the Company’s independent registered public accounting firm from July 2023 through March 2025. Effective March 2025, PwC was appointed as the Company’s independent registered public accounting firm. Set forth below under “Principal Accounting Fees and Services” are the aggregate fees billed by dbbmckennon for professional services rendered for the fiscal year ended December 31, 2024 and the subsequent interim period through the date of dbbmckennon’s dismissal.
During the fiscal year ended December 31, 2024 and the subsequent interim period through the date of dbbmckennon’s dismissal, there were no disagreements with dbbmckennon on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of dbbmckennon, would have caused it to make reference to the subject matter thereof in connection with its report, nor did its report contain an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principle.
During the fiscal year ended December 31, 2024 and the subsequent interim period through the date of dbbmckennon’s dismissal, neither the Company nor anyone acting on its behalf consulted PwC regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements.
Principal Accounting Fees and Services
The following table sets forth the aggregate fees billed by PwC and dbbmckennon for professional services rendered for the fiscal years ended December 31, 2025 and 2024.

	2025	2024
Audit Fees(1)	$1,375,238	$302,928
Audit-related Fees(2)	—	—
Tax Fees(3)	87,000	—
All Other Fees(4)	—	—
Total Fees	$1,462,238	$302,928

(1)
Audit fees consist of fees billed for professional services rendered by our independent registered public accounting firm for the audit of our annual consolidated financial statements and review of our interim condensed consolidated financial statements or services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings or engagements, which include services relating to business combinations. The fees for the audit services billed by PwC for the fiscal year ended December 31, 2025 amounted to $1,289,470. The fees for the audit services billed by dbbmckennon for the fiscal years ended December 31, 2025 and 2024 amounted to $85,768 and $302,928, respectively.

(2)
Audit-related fees consist of assurance and related services that are reasonably related to the performance of audits or reviews of our financial statements and were not reported above under “Audit Fees.” There were no audit-related fees billed by PwC for the fiscal year ended December 31, 2025. There were no audit-related fees billed by dbbmckennon for the fiscal years ended December 31, 2025 and 2024.

(3)
Tax fees consist of fees billed for professional services rendered by our independent registered public accounting firm for tax compliance, tax advice, and tax planning. The fees for the tax services billed by PwC for the fiscal year ended December 31, 2025 amounted to $87,000. There were no tax fees billed by dbbmckennon for the fiscal years ended December 31, 2025 and 2024.

(4)
All other fees consist of fees billed for all other services. There were no fees billed by PwC for other products and services for the fiscal year ended December 31, 2025. There were no fees billed by dbbmckennon for other products and services for the fiscal years ended December 31, 2025 and 2024.

Audit Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
The audit committee charter requires our audit committee to pre-approve all audit and permissible non-audit services and related engagement fees and terms for services provided to the Company by the independent registered public accounting firm (or subsequently approve non-audit services in those circumstances where subsequent approval is necessary and permissible). The audit committee has pre-approved all of the audit and audit-related fees billed by dbbmckennon and PwC in accordance with SEC requirements.
Required Vote
The ratification of the appointment of PwC as our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast by the holders of the shares of our common stock present by remote communication or by proxy at the Annual Meeting and entitled to vote. “Majority of votes cast” means the number of shares voted “FOR” must exceed the number of shares voted “AGAINST.” Abstentions and broker non-votes will have no effect on the outcome of this proposal.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE RATIFICATION OF THE APPOINTMENT OF PWC.

REPORT OF THE AUDIT COMMITTEE
Our audit committee currently consists of Messrs. Goldberg and Vincent and Ms. Sarafan, all of whom are non-management directors. Mr. Goldberg is the chair of our audit committee.
Our audit committee is a committee of our Board comprised solely of independent directors as required by the Nasdaq listing standards and rules and regulations of the SEC. Our audit committee operates under a written charter approved by the Board, which is available on the Company’s website at www.serverobotics.com under “Investors — Governance Overview.” The composition of our audit committee, the attributes of its members and the responsibilities of our audit committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. Our audit committee reviews and assesses the adequacy of its charter and our audit committee’s performance on an annual basis.
Our audit committee has reviewed and discussed the audited financial statements for the year ended December 31, 2025 with management. Our audit committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. Our audit committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the audit committee concerning independence and has discussed with the independent registered public accounting firm the accounting firm’s independence.
Based on the foregoing, our audit committee recommended to our Board that the audited financial statements be included in the Company’s Annual Report for the fiscal year ended December 31, 2025 for filing with the SEC.
Respectfully submitted by the members of the audit committee of our Board:
David Goldberg (Chair)
Lily Sarafan
Olivier Vincent
This report of our audit committee is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any of our filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent specifically incorporated by reference herein.

EXECUTIVE OFFICERS
Our executive officers and their ages as of April 24, 2026, together with their positions with the Company, are set forth in the table below and described further in the biographical information that follows.
Executive Officers

Name	Age	Position
Ali Kashani	41	Chief Executive Officer and Chairman of the Board
Touraj Parang	53	President, Chief Operating Officer and Director
Brian Read	36	Chief Financial Officer

Ali Kashani. For a brief biography of Dr. Kashani, please see “Proposal No. 1. Election of Directors — Nominees.”
Touraj Parang. For a brief biography of Mr. Parang, please see “Proposal No. 1. Election of Directors — Nominees.”
Brian Read has served as our Chief Financial Officer since April 2024. Prior to Serve, Mr. Read served as a Controller for Apptronik Inc. from April 2023 to April 2024, as a Global Controller at REE Automotive Ltd. (Nasdaq: REE) from February 2021 to March 2023 and as an Assistant Global Controller at Coherent Corp. (NYSE: COHR) from January 2019 to January 2021. Mr. Read was also an associate and senior associate at PricewaterhouseCoopers LLP from July 2011 to January 2017. Mr. Read holds a Bachelor of Science in Business Administration (Accounting) from Duquesne University and is a Certified Public Accountant (Pennsylvania).

EXECUTIVE COMPENSATION
As an “emerging growth company,” we have opted to comply with the executive compensation disclosure rules applicable to “smaller reporting companies,” as such term is defined in the rules promulgated under the Securities Act. This section discusses the material components of the executive compensation program for the Company’s named executive officers who appear in the “—2025 Summary Compensation Table” below. In 2025, the “named executive officers” and their positions with the Company were as follows:
•	Ali Kashani: Chief Executive Officer
•	Touraj Parang: President and Chief Operating Officer
•	Brian Read: Chief Financial Officer
This discussion may contain forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. Actual compensation programs that we adopt may differ materially from the currently planned programs summarized in this discussion.
2025 Summary Compensation Table
The following table sets forth information concerning the compensation of the named executive officers for the fiscal years ended December 31, 2025 and 2024.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Ali Kashani Chief Executive Officer	2025	458,000	—	4,199,064	—	—	—	4,657,064
	2024	236,667	—	8,445,000	—	—	—	8,681,667
Touraj Parang President and Chief Operating Officer	2025	442,667	—	2,896,321	—	—	—	3,338,988
	2024	328,333	—	3,009,064	—	—	—	3,337,397
Brian Read Chief Financial Officer	2025	384,000	—	1,986,272	—	—	—	2,370,272
	2024	168,561	25,000	1,461,900	—	—	—	1,655,461

(1)
Amounts reflected in this column represent the grant date fair value of restricted stock units. The grant date fair value is measured based on the closing price of our common stock on the date of grant in accordance with FASB ASC Topic 718. The valuation methodology and assumptions used in determining such amounts are described in Note 2 of the Company’s financial statements for the fiscal year ended December 31, 2025.

(2)
Amounts reflected in this column represent the grant date fair value of options to purchase common stock computed in accordance with FASB ASC Topic 718. The valuation methodology and assumptions used in determining such amounts are described in Note 2 of the Company’s financial statements for the fiscal year ended December 31, 2025.

Salaries
Dr. Kashani, Mr. Parang and Mr. Read received an annual base salary of $458,000, $442,667 and $384,000, respectively, in fiscal year 2025, and $236,667, $328,333, and $168,561, respectively, in fiscal year 2024, to compensate them for services rendered to Serve. The salary payable to each of Dr. Kashani, Mr. Parang and Mr. Read was intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. Salary increases in fiscal year 2025, which were effective July 22, 2025, were primarily due to alignment of our executive compensation with our peer group, based on independent compensation consultant studies.
Equity Awards
On June 7, 2023, Dr. Kashani and Mr. Parang were each granted an option to purchase 45,182 and 11,403 shares of our common stock, which fully vested on August 31, 2023. In addition, on June 7, 2023, Dr. Kashani and Mr. Parang were each granted an option to purchase 19,373 and 8,451 shares of our common stock, which are scheduled to vest as to 1/48th of the option shares on July 1, 2023 and monthly thereafter, subject to the executive’s continued service through each vesting date.
On April 29, 2024, Mr. Read was awarded a restricted stock unit grant of 240,000 shares of our common stock scheduled to vest as to 25% of the shares on April 29, 2025 and as to 1/48th of the shares monthly over the 36 month-period thereafter, subject to the executive’s continued service through each vesting date.

On June 11, 2024, Dr. Kashani and Mr. Parang were each awarded a restricted stock unit grant of 60,000 and 12,857 shares of our common stock, scheduled to vest on a monthly basis through May 1, 2025, subject to the executive’s continued service through each vesting date.
On September 5, 2024, Dr. Kashani, Mr. Parang and Mr. Read were each awarded a restricted stock unit grant of 1,100,000, 395,000, and 30,000 shares of our common stock, scheduled to vest as to 33% of the shares on September 5, 2025 and as to 1/36th of the shares monthly over the remaining 24-month period thereafter, subject to the executive’s continued service through each vesting date.
On July 22, 2025, Dr. Kashani, Mr. Parang and Mr. Read were each awarded a restricted stock unit grant of 382,777, 264,022, and 181,064 shares of our common stock, scheduled to vest as to 1/16th of the shares on August 1, 2025 and as to 1/16th of the shares on the same day of each quarter thereafter, subject to the executive’s continued service through each vesting date.
Equity Award Timing Policies and Practices
We did not grant any stock options to our named executive officers during fiscal year 2025. Our equity awards are approved at regularly scheduled compensation committee meetings or by unanimous written consent on pre-determined grant dates. We do not take material nonpublic information into account when determining the timing or terms of equity awards, and we do not time the granting of equity awards in anticipation of, or in connection with, the release of material nonpublic information. Additionally, we do not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.
Benefits
In 2025, the Company provided benefits to its named executive officers on the same basis as provided to all of its employees, including medical, dental, vision, life and AD&D, and short- and long-term disability insurance, flexible spending accounts, vacation and paid holidays. The named executive officers are also eligible to participate in the Company’s 401(k) plan.
Outstanding Equity Awards at Fiscal Year-End
The following table sets forth information regarding each unexercised stock option or unvested stock award held by each named executive officer as of December 31, 2025.

	Option Awards(1)						Stock Awards(2)
Name	Grant Date	Number of securities underlying unexercised options exercisable (#)	Number of securities underlying unexercised options unexercisable (#)	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)(3)	Option expiration date ($)	Number of shares that have not vested (#)	Market value of shares that have not vested ($)(4)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)
Ali Kashani	6/7/2023(5)	4,844	7,265	—	0.9447	6/6/2028	—	—	—	—
	4/27/2021	—	—	—	—	—	93,742(6)	973,042	—	—
	9/5/2024	—	—	—	—	—	641,699(7)	6,660,836	—	—
	7/22/2025	—	—	—	—	—	334,930(9)	3,476,573	—	—
Touraj Parang	6/7/2023(5)	2,288	3,170	—	0.8588	6/6/2033	—	—	—	—
	5/6/2021	—	—	—	—	—	33,448(6)	347,190	—	—
	9/5/2024	—	—	—	—	—	230,429(7)	2,391,853	—	—
	7/22/2025	—	—	—	—	—	231,020(9)	2,397,988	—	—
Brian Read	4/3/2024	—	—	—	—	—	140,000(8)	1,453,200	—	—
	9/5/2024	—	—	—	—	—	17,501(7)	181,660	—	—
	7/22/2025	—	—	—	—	—	158,431(9)	1,644,514	—	—

(1)	All stock options above cover shares of our common stock granted under the 2021 Stock Plan.
(2)
All restricted shares listed above for Mr. Kashani cover shares of our common stock granted outside of the 2021 Stock Plan, and all restricted shares listed above for Mr. Parang cover shares of our common stock granted under the 2021 Stock Plan. All restricted stock units above cover shares of our common stock granted under the 2023 Plan.

(3)	This column represents the fair market value of a share of our common stock on the date of grant, as determined by the Board.
(4)
This column represents the total value of the number of unvested restricted shares outstanding as of December 31, 2025, multiplied by $10.38, which is the per share value of our common stock as of December 31, 2025.

(5)	The options will vest as to 1/48th of the total number of option shares on July 1, 2023 and monthly thereafter.
(6)
The restricted shares are subject to a 4-year vesting schedule running from the date the Board retroactively determined that vesting should run regardless of Milestone achievement, with 1/48th of the total number of shares vesting on July 15, 2022 and monthly thereafter.

(7)	The restricted stock units will vest as to 1/3rd of the total number of shares on September 5, 2025 and 1/36th of the total number of shares monthly thereafter.
(8)	The restricted stock units will vest as to 1/4th of the total number of shares on April 29, 2025 and 1/48th of the total number of shares monthly thereafter.
(9)	The restricted stock units will vest as to 1/16th of the total number of shares on August 1, 2025 and quarterly thereafter.
Executive Compensation Arrangements
Touraj Parang Offer Letter
On March 1, 2021, Serve entered into an offer letter with the Company’s President and Chief Operating Officer, Touraj Parang, pursuant to which Mr. Parang is entitled to an annual base salary. Mr. Parang’s annual base salary for fiscal year 2025 was $442,667.
Mr. Parang is eligible to participate in the Company employee benefits plans maintained by the Company and generally made available to similarly situated employees. Mr. Parang’s employment is “at-will” and may be terminated by either party at any time. Mr. Parang will continue to be employed by the Company under the terms of his offer letter with the Company.
Brian Read Offer Letter
On April 8, 2024, Serve entered into an offer letter whereby Brian Read agreed to serve as the Company’s Chief Financial Officer beginning April 29, 2024 pursuant to which Mr. Read is entitled to an annual base salary (the “Brian Read Offer Letter”). Mr. Read’s annual base salary for fiscal year 2025 was $384,000.
Mr. Read is eligible to participate in the Company employee benefits plans maintained by the Company and generally made available to similarly situated employees. Mr. Read’s employment is “at-will” and may be terminated by either party at any time.
Mr. Read will continue to be employed by the Company under the terms of his offer letter with the Company.
Potential Payments Upon Termination or Change in Control
Time-Based Awards and Milestone-Based Awards
On April 27, 2021, Dr. Kashani purchased 1,499,866 shares of our common stock for an aggregate purchase price of $1,866.67 (the “Kashani Time-Based Award”). On May 6, 2021, Mr. Parang purchased 535,163 shares of our common stock for an aggregate purchase price of $828.92 (the “Parang Time-Based Award” and together with the Kashani Time-Based Award, the “Time-Based Awards”). The Time-Based Awards are each scheduled to vest as to 25% of the shares on February 18, 2022 and March 22, 2022, respectively, and as to 1/48th of the shares monthly over the 36 month-period thereafter, subject to the executive’s continued employment through each vesting date. The Kashani Time-Based Award and Parang Time-Based Award fully vested on February 18, 2025 and March 22, 2025, respectively.
On April 27, 2021, Dr. Kashani purchased 749,933 shares of our common stock for an aggregate purchase price of $933.34 (the “Kashani Milestone-Based Award”). On May 6, 2021, Mr. Parang purchased 267,581 shares of our common stock for an aggregate purchase price of $414.46 (the “Parang Milestone-Based Award” and together with the Kashani Milestone-Based Award, the “Milestone-Based Awards”). The Milestone-Based Awards are each scheduled to vest as to 1/48th of the shares monthly over the 48 month-period following the achievement of a milestone prior to September 30, 2022. On November 28, 2022, the Board retroactively amended the vesting schedule to permit the 48-month vesting period to run from June 15, 2022, regardless of milestone achievement.
The Milestone-Based Awards granted to Dr. Kashani and Mr. Parang will fully vest upon a termination of service by the Company without “cause” or upon the executive’s resignation for “good reason” (each, an “involuntary termination”). The acceleration of the Kashani Milestone-Based Award is subject to Dr. Kashani’s return of all Company property in his possession within 10 business days following the date of involuntary termination and his execution of a general release of all claims that becomes effective no later than the 30th day after the date of involuntary termination.

In the event the applicable executive’s service with the Company terminates for any reason, any unvested shares subject to the Time-Based Awards and Milestone-Based Awards granted to Dr. Kashani and Mr. Parang may be repurchased by the Company within 3 months following the date of termination at the original purchase price paid for the shares. In addition, in the event the applicable executive’s service with the Company terminates for any reason on or prior to February 18, 2025, any vested shares subject to the Milestone-Based Awards granted to Dr. Kashani and Mr. Parang may be repurchased by the Company within 3 months following the date of termination at the lesser of (x) a purchase price per share of the Company’s common stock equal to $500 million divided by the then fully diluted capitalization of the Company or (y) the then current fair market value per share of the Company’s common stock (the “Award Call Option”). As neither Dr. Kashani’s nor Mr. Parang’s service terminated on or prior to February 18, 2025, the Award Call Option is no longer applicable.
For purposes of the Milestone-Based Awards granted to Dr. Kashani and Mr. Parang, “cause” means: (i) any material breach by the executive of any material written agreement between the executive and the Company and the executive’s failure to cure such breach within 30 days after receiving written notice thereof; (ii) any failure by the executive to comply with the Company’s material written policies or rules as they may be in effect from time to time; (iii) neglect or persistent unsatisfactory performance of the executive’s duties and the executive’s failure to cure such condition within 30 days after receiving written notice thereof; (iv) the executive’s repeated failure to follow reasonable and lawful instructions from the Board and the executive’s failure to cure such condition within 30 days after receiving written notice thereof; (v) the executive’s conviction of, or plea of guilty or nolo contendere to, any crime that results in, or is reasonably expected to result in, material harm to the business or reputation of the Company; (vi) the executive’s commission of or participation in an act of fraud against the Company; (vii) the executive’s intentional material damage to the Company’s business, property or reputation; or (viii) the executive’s unauthorized use or disclosure of any proprietary information or trade secrets of the Company or any other party to whom the executive owes an obligation of nondisclosure as a result of the executive’s relationship with the Company.
For purposes of the Kashani Milestone-Based Award, “good reason” means the executive’s resignation due to the occurrence of any of the following conditions which occurs without the executive’s written consent, provided that the requirements regarding advance notice and an opportunity to cure set forth below are satisfied: (i) the executive’s then-current base salary is reduced by more than 10% (other than as part of an across-the-board salary reduction applicable to all similarly situated employees); (ii) a material reduction of the executive’s duties, authority, responsibilities or reporting relationship, relative to the executive’s duties, authority, responsibilities or reporting relationship as in effect immediately prior to such reduction; or (iii) the Company (or its successor) conditions the executive’s continued service on the executive being transferred to a site of employment that would increase the executive’s one-way commute by more than 50 miles from the executive’s then-principal residence. In order for the executive to resign for good reason, the executive must provide written notice to the Company of the existence of the good reason condition within 30 days of the initial existence of such condition. Upon receipt of such notice, the Company will have 30 days during which it may remedy the condition and not be required to provide for the acceleration described herein as a result of such proposed resignation. If the condition is not remedied within such 30-day period, the executive may resign based on the condition specified in the notice effective no later than 60 days following the expiration of the Company’s 30-day cure period.
For purposes of the Parang Milestone-Based Award, “good reason” means the executive’s resignation due to the occurrence of any of the following conditions which occurs without the executive’s written consent, provided that the requirements regarding advance notice and an opportunity to cure set forth below are satisfied: (i) a reduction of the executive’s then current base salary by 10% or more unless such reduction is part of a generalized salary reduction affecting similarly situated employees; (ii) a change in the executive’s position with the Company that materially reduces the executive’s duties, level of authority or responsibility; or (iii) the Company conditions the executive’s continued service with the Company on the executive’s being transferred to a site of employment that would increase the executive’s one-way commute by more than 35 miles from the executive’s then principal residence.
Parang Termination Payment Letter
On June 23, 2021, Serve entered into a termination payment letter agreement with Mr. Parang (the “Parang Termination Payment Letter”), which provided that if (i) the Company terminated Mr. Parang’s service with the Company without cause on or prior to February 18, 2025 and (ii) the Company exercised its Award Call Option with respect to all or a portion of the Parang Milestone-Based Award, then Mr. Parang would be entitled to receive a lump sum termination payment equal to the product of (i) the shares repurchased by the Company pursuant to the Award Call Option, multiplied by (ii) the excess, if any, of (x) the purchase price per share of the Company’s common stock equal to $500 million divided by the Company’s then fully diluted capitalization as of the date of termination over (y) the per share fair market value of the Company’s common stock as of the date of termination, subject to Mr. Parang’s return of all Company property in his possession within 10 business days following the date of involuntary termination and his execution of a general release of all claims that becomes effective no later than the 30th day after the date of termination. The Parang Termination Payment Letter expired on February 18, 2025.
Kashani Termination Payment Letter
On September 27, 2021, Serve entered into a termination payment letter agreement with Dr. Kashani (the “Kashani Termination Payment Letter”), which provided that if (i) the Company terminated Dr. Kashani’s service with the Company without cause on or prior to February 18, 2025 and (ii) the Company exercised its Award Call Option with respect to all or a portion of the Kashani Milestone-Based Award, then Dr. Kashani would be entitled to receive a lump sum termination payment equal to the product of (i) the shares repurchased by the Company pursuant to the Award Call Option, multiplied by (ii) the excess, if any, of (x) the purchase price per share of the Company’s common stock equal to $500 million divided by the Company’s then fully diluted capitalization as of the date of termination over (y) the per share fair market value of the Company’s common stock as of the date of termination, subject to Dr. Kashani’s return of all Company property in his possession within 10 business days following the date of involuntary termination and his execution of a general release of all claims that becomes effective no later than the 30th day after the date of termination. The Kashani Termination Payment Letter expired on February 18, 2025.
Brian Read Offer Letter
In the case of Mr. Read’s Involuntary Termination or Resignation for Good Reason (each as defined in the Brian Read Offer Letter) prior to April 29, 2025 he would be entitled to pro rata acceleration of his initial grant of restricted stock units representing 240,000 shares of our common stock based on the number of months of service he has provided to the Company. Mr. Read did not experience an Involuntary Termination or Resignation for Good Reason prior to April 29, 2025.
In addition, in the case of Mr. Read’s Involuntary Termination or Resignation for Good Reason (each as defined in the Brian Read Offer Letter), he would be entitled to (i) 6 months’ base salary continuation (or, if such Involuntary Termination or Resignation for Good Reason occurs during the period that is 60 days prior to, and 12 months following, the closing of a change of control) and (ii) 6 months’ COBRA premiums, in each case, subject to his execution and nonrevocation of a release of claims.
Compensation Recovery Policy
In accordance with the rules adopted by the SEC and Nasdaq implementing the incentive-based compensation recovery provisions of the Dodd-Frank Act, our Board adopted the Serve Robotics Inc. Compensation Recovery Policy, effective as of October 2, 2023, which provides that in the event we are required to restate any of our financial statements that have been filed with the SEC due to material noncompliance with any financial reporting requirement under securities laws, then we will seek to recover any incentive-based compensation that was based upon the attainment of a financial reporting measure and that was received by any current or former executive officer during the three-year period preceding the date that the restatement was required if such compensation exceeds the amount that the executive officers would have received based on the restated financial statements.

Equity Compensation Plan Information
The following table summarizes our equity compensation plan information as of December 31, 2025. Information is included for equity compensation plans approved by our stockholders and equity compensation plans not approved by our stockholders.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted Average Exercise Price of Outstanding Options (b)(1)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders	7,745,263(2)	$0.85	3,187,066(3)
Equity compensation plans not approved by security holders	81,579(4)	4.85	91,835(5)
Total	7,826,842	$0.89	3,278,901

(1)	The weighted-average exercise price does not include outstanding restricted stock or restricted stock units, which have no exercise price.
(2)
As of December 31, 2025, total number of securities (column (a)) consists of (i) 743,215 shares of common stock issuable upon exercise of options, (ii) 137,743 of restricted stock awards and (iii) 6,864,305 of shares of common stock issuable upon vesting of outstanding restricted stock units (including 100,000 performance-based restricted stock units, assuming target performance) granted under the Serve Robotics Inc. 2021 Stock Plan and under the Serve Robotics Inc. 2023 Equity Incentive Plan (“2023 Plan”).

(3)
Includes 3,187,066 shares of our common stock available for issuance under the 2023 Plan. The number of shares available for issuance under the 2023 Plan may, at the discretion of the Board or a committee thereof, be increased on October 1st of each fiscal year beginning with the 2023 fiscal year until the 2023 Plan terminates, in each case, in an amount equal to the lesser of (i) at the discretion of our Board, 4% of the shares of common stock issued and outstanding on the last day of the immediately preceding month on a fully-diluted and as-converted basis and (ii) such other number of shares determined by our Board.

(4)
Represents 81,579 shares of common stock issuable upon exercise of options assumed by us in connection with the acquisition of Vayu Robotics, Inc. (“Vayu”) as of December 31, 2025. As of December 31, 2025, a total of 1,225,262 shares of common stock were issuable upon vesting of outstanding restricted stock units (including 801,292 performance-based restricted stock units, assuming target performance) assumed by us in connection with the acquisition of Vayu (in addition to the 81,579 shares of common stock that were issuable upon exercise of options assumed by us in connection with the acquisition of Vayu as of December 31, 2025). In connection with the acquisition of Vayu, we have assumed outstanding stock options and rights granted pursuant to the Vayu 2022 Equity Incentive Plan (the “2022 Vayu Plan”), outstanding restricted stock units granted pursuant to the Vayu 2025 Equity Incentive Plan (the “Vayu 2025 Plan”), and the Vayu 2022 Plan, but we did not assume the Vayu 2025 Plan itself. Therefore, no further stock options or other awards may be granted under the Vayu 2025 Plan, but further stock options or other awards may be granted under the Vayu 2022 Plan.

(5)
Represents 91,835 shares issuable for future grant under the 2022 Vayu Plan (assumed in connection with the acquisition of Vayu) as of December 31, 2025. The weighted average exercise price of those outstanding options is $4.85 per share as of December 31, 2025.

Vayu 2022 Equity Incentive Plan
In connection with the Company’s acquisition of Vayu, the Company assumed the 2022 Vayu Plan, including the options outstanding immediately prior to the acquisition and the number of shares that remain available for issuance pursuant to the 2022 Vayu Plan, as adjusted by the exchange ratio for which such shares are exchangeable pursuant to the Agreement and Plan of Merger, dated as of August 14, 2025, by and among the Company, Valencia Merger Sub I Inc., a Delaware corporation and direct wholly owned subsidiary of the Company, Valencia Merger Sub II LLC, a Delaware limited liability company and direct wholly owned subsidiary of the Company, Vayu, Khosla Ventures Seed D, LP, a Delaware limited partnership, Khosla Ventures Seed E, LP, a Delaware limited partnership, Khosla Ventures VI, LP, a Delaware limited partnership, and Shareholder Representative Services LLC, a Colorado limited liability company, solely in the capacity as representative of the Indemnifying Securityholders (as defined therein). The 2022 Vayu Plan permits the grant of incentive stock options, nonstatutory stock options, SARs, restricted stock, restricted stock units, and stock bonus awards.
Subject to adjustments as set forth in the 2022 Vayu Plan, the maximum aggregate number of shares of the Company’s common stock that may be issued under the 2022 Vayu Plan may not exceed 5,344,275 shares. Subject to adjustments as set forth in the 2022 Vayu Plan, the maximum aggregate number of shares that may be issued under the 2022 Vayu Plan pursuant to incentive stock options may not exceed the number set forth above plus, to the extent allowable under Section 422 of the Internal Revenue Code and the regulations promulgated thereunder, any shares that again become available for issuance pursuant to the 2022 Vayu Plan. As of December 31, 2025, there were approximately 176,263 shares available to be issued under the 2022 Vayu Plan.
To the extent a stock award under the 2022 Vayu Plan should expire or be forfeited or become unexercisable for any reason without having been exercised in full, or is surrendered pursuant to an exchange program, the unissued shares that were subject thereto will continue to be available under the 2022 Vayu Plan for issuance pursuant to future stock awards. In addition, any shares that are retained by the Company upon exercise of a stock award in order to satisfy the exercise or purchase price for such stock award or any withholding taxes due with respect to such stock award will be treated as not issued and will continue to be available under the 2022 Vayu Plan for issuance pursuant to future stock awards. Shares issued under the 2022 Vayu Plan and later forfeited to the Company due to the failure to vest or repurchased by the Company at the original purchase price paid to the Company for the shares (including, without limitation, upon forfeiture to or repurchase by the Company in connection with a participant ceasing to be a service provider) will be available for future grant under the 2022 Vayu Plan. To the extent a stock award under the 2022 Vayu Plan is paid out in cash rather than shares, such cash payment will not result in reducing the number of shares available for issuance under the 2022 Vayu Plan.
The 2022 Vayu Plan is administered by the Company’s board of directors or a committee thereof (the “2022 Vayu Plan Administrator”). The 2022 Vayu Plan Administrator has the authority to determine the terms and conditions of stock awards granted under the 2022 Vayu Plan, including the recipients, type of award, number of shares subject to each award, exercise or purchase price, vesting schedule, and other terms and conditions. Stock awards may be granted to employees, directors, and independent contractors of the Company and its affiliates. The 2022 Vayu Plan also provides for adjustments in the event of certain corporate transactions, such as stock splits, mergers, or other changes in capitalization, and includes customary provisions regarding the administration, amendment, and termination of the plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS
The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 20, 2026 for:
•	each person or group of affiliated persons known by us to be the beneficial owner of more than 5% of our common stock;
•	each of our named executive officers;
•	each of our directors and nominees for director; and
•	all of our current executive officers and directors as a group.
We have determined beneficial ownership in accordance with the rules and regulations of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as indicated by the footnotes below, we believe, based on information furnished to us, that the persons and entities named in the table below have sole voting and sole investment power with respect to all shares of our common stock that they beneficially own, subject to applicable community property laws.
The percentage of shares beneficially owned is computed on the basis of 77,324,755 shares of our common stock outstanding as of April 20, 2026. Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Serve Robotics Inc., Attention: Corporate Secretary, 730 Broadway, Redwood City, CA 94063.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% Stockholders
Vinod Khosla(1)	4,801,324	5.9%
Directors, Director Nominees and Named Executive Officers
Ali Kashani(2)	2,686,653	3.5%
Touraj Parang(3)	953,080	1.2%
Brian Read(4)	59,438	*
David Goldberg(5)	45,725	*
Lily Sarafan(6)	58,402	*
Olivier Vincent(7)	41,928	*
Sarfraz Maredia	—	—
All directors, director nominees and executive officers as a group (seven persons)	3,845,226	5.0%

*	Represents beneficial ownership of less than one percent (1%) of the outstanding shares of our common stock.
(1)
Consists of (i) 49,871 shares of common stock held by Khosla Ventures Seed D, LP, (ii) 672,834 shares of common stock held by Khosla Ventures Seed E, LP, (iii) 78,619 shares of common stock held by Khosla Ventures VI, LP, and (iv) 4,000,000 shares underlying warrants to purchase common stock held by Khosla Ventures Seed E, LP which are exercisable within 60 days of April 20, 2026. Vinod Khosla is the managing member of VK Services, LLC (together with Khosla Ventures Seed D, LP, Khosla Ventures Seed E, LP, Khosla Ventures VI, LP and Vinod Khosla, collectively the “KV Reporting Persons”), which is the sole manager of each of (i) Khosla Ventures Seed Associates D, LLC, which is the general partner of Khosla Ventures Seed D, LP, (ii) Khosla Ventures Seed Associates E, LLC, which is the general partner of Khosla Ventures Seed E, LP and (iii) Khosla Ventures Associates VI, LLC, which is the general partner of Khosla Ventures VI, LP. The address of each of the KV Reporting Persons is 2128 Sand Hill Road, Menlo Park, CA 94025. The foregoing information is based on a Schedule 13G reflecting beneficial ownership of the Company’s common stock filed with the SEC on September 15, 2025.

(2)
Consists of (i) 2,458,647 shares of common stock held directly by Ali Kashani, (ii) 16,070 shares of common stock held by Nikki Stoddart, the spouse of Dr. Kashani, (iii) 80,350 shares of common stock held by Salma Kashani, (iv) 8,035 shares of common stock held by Ali Sadeghi Hariri, (v) 7,265 shares of common stock underlying options which are or will become exercisable within 60 days of April 20, 2026 and (vi) 116,286 shares of restricted stock units which will become vested within 60 days of April 20, 2026. Dr. Kashani may be deemed to share beneficial ownership over the shares of common stock held by Ms. Stoddart.

(3)
Consists of (i) 900,138 shares of common stock, (ii) 3,345 shares of common stock underlying options which are or will become exercisable within 60 days of April 20, 2026, and (iii) 49,597 shares underlying restricted stock units which will become vested within 60 days of April 20, 2026.

(4)	Consists of (i) 36,454 shares of common stock and (ii) 22,984 shares underlying restricted stock units which will become vested within 60 days of April 20, 2026.
(5)	Consists of (i) 25,725 shares of common stock and (ii) 20,000 shares underlying restricted stock units which will become vested within 60 days of April 20, 2026.
(6)	Consists of (i) 38,402 shares of common stock and (ii) 20,000 shares underlying restricted stock units which will become vested within 60 days of April 20, 2026.
(7)
Consists of (i) 9,928 shares of common stock, (ii) 20,000 shares underlying restricted stock units which will become vested within 60 days of April 20, 2026 and (iii) 12,000 shares of common stock underlying options which are or will become exercisable within 60 days of April 20, 2026.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Below, we describe transactions since January 1, 2024, in which the amounts involved exceeded or will exceed the lesser of (i) $120,000 and (ii) 1% of the average total assets of the Company at year end for the last two completed fiscal years, between the Company and any of our directors, director nominees, executive officers, or beneficial holders of more than 5% of our common stock. Other than as described below, there have not been transactions to which we have been a party other than compensation arrangements, which are described under “Executive Compensation.”
Related Party Transactions
Secured Subordinated Promissory Note with Ali Kashani
On December 27, 2023, Serve issued a Secured Subordinated Promissory Note (the “December 2023 Kashani Note”) to Ali Kashani, a holder of greater than 5% of the capital stock of Serve who serves as Chief Executive Officer and is a member of the Board, in exchange for a loan with the aggregate principal amount of $70,000. Pursuant to the December 2023 Kashani Note, the loan accrued interest on the unpaid principal amount at a rate of 7.67% per annum, computed as simple interest. Serve repaid the December 2023 Kashani Note on January 3, 2024.
Consultant Agreement with David Goldberg
On September 18, 2023, Serve entered into a consulting agreement (the “Consulting Agreement”) with Mr. Goldberg, pursuant to which Mr. Goldberg was paid a one-time fee of $50,000 as well as an additional payment of $125,000 that was contingent upon the Company closing new financing during the term of the Consulting Agreement, for a total cash payment of $175,000. Additionally, in connection with the Consulting Agreement, the Company granted Mr. Goldberg a restricted stock unit award of 50,000 shares of the Company’s common stock, all of which vested on May 18, 2024. The Consulting Agreement terminated on March 18, 2024.
Related Party Transactions with Uber Technologies Inc.
Serve is a spin-off of Uber. Serve was initially formed in 2017 as the X division of Postmates, which was acquired by Uber in 2020. Uber previously held greater than 5% of our common stock. Sarfraz Maredia is President, Autonomous Mobility & Delivery at Uber and serves as a member of our Board.
Convertible Promissory Note
On January 2, 2024, we issued a convertible promissory note (the “Postmates Convertible Promissory Note”) to Postmates. The Postmates Convertible Promissory Note bore interest at a rate of 6.00% per year, compounded annually, and was due and payable upon request by Postmates on or after the 12-month anniversary of the original issuance date of the Postmates Convertible Promissory Note. We were not permitted to prepay or repay the Postmates Convertible Promissory Note in cash without Postmates’ consent. The aggregate gross proceeds from the issuance of the Postmates Convertible Promissory Note were $500,000. On April 22, 2024, the Postmates Convertible Promissory Note was converted into 210,025 shares of our common stock at a conversion price of $2.42 per share.
Master Framework Agreement and Project Plan
The Company and Uber entered into the Master Framework Agreement, effective September 3, 2021 which was amended by Amendment No. 1 to the Master Framework Agreement, dated June 7, 2022, Amendment No. 2 to the Master Framework Agreement, dated January 12, 2023 and Amendment No. 3 to the Master Framework Agreement, dated September 6, 2023 (as amended, the “Master Framework Agreement”). The term of the Master Framework Agreement has been extended twice and is currently effective until February 24, 2027 and automatically renews for one-year periods unless terminated. Pursuant to the Master Framework Agreement, the Company agreed to provide delivery robots for Uber deliveries and Uber agreed to pay delivery fees based on the services provided by the delivery robots. In addition, among other things, under the Master Framework Agreement, the Company is obligated to obtain and maintain the necessary regulatory approvals and licenses and certain types and levels of insurance for the robots. The Master Framework Agreement provides for certain negotiated indemnification terms, including indemnification by the Company for damages resulting from third-party intellectual property rights claims.

Related Party Transaction with NVIDIA
On January 2, 2024, we issued a convertible promissory note (the “NVIDIA Convertible Promissory Note”) to NVIDIA, which previously held greater than 5% of Serve’s capital stock. The NVIDIA Convertible Promissory Note bore interest at a rate of 6.00% per year, compounded annually, and was due and payable upon request by NVIDIA on or after the 12-month anniversary of the original issuance date of the NVIDIA Convertible Promissory Note. We were not permitted to prepay or repay the NVIDIA Convertible Promissory Note in cash without NVIDIA’s consent. The aggregate gross proceeds from the issuance of the NVIDIA Convertible Promissory Note were $2,500,000. On April 22, 2024, the NVIDIA Convertible Promissory Note was converted into 1,050,129 shares of our common stock at a conversion price of $2.42 per share.
Equity Financings
2024 Underwritten Public Offering
In March 2024, we entered into an underwriting agreement, or the Underwriting Agreement, with Aegis Capital Corp., pursuant to which we issued and sold 10,000,000 shares of our common stock at the public offering price of $4.00 per share. The aggregate net proceeds from the offering totaled approximately $35.7 million after deducting underwriting discounts and commissions, as well as other offering expenses.
The following table sets forth the number of shares of our common stock purchased in our registered public offering by a related party:

Purchaser	Shares of Common Stock Purchased	Aggregate Purchase Price
Postmates, LLC	1,125,000	$4,500,000

Related Party Transaction with Vinod Khosla/Khosla Ventures
In connection with Serve’s acquisition of Vayu on August 15, 2025, Serve entered into a common stock purchase warrant agreement with Khosla Ventures Seed E, LP (“KV”), holder of a Vayu SAFE, pursuant to which KV received warrants to purchase 4,000,000 shares of our common stock. The warrants contain customary terms and are exercisable at any time on or after August 15, 2029, and expire on August 15, 2031.
Other Transactions
We have granted stock options and other equity awards to our directors and executive officers. For a description of these awards, see “Executive Compensation.”
Indemnification Agreements
We maintain indemnification agreements with each of our current directors and executive officers. The indemnification agreements and our amended and restated bylaws require us to indemnify our directors and officers to the fullest extent not prohibited by Delaware law. Subject to very limited exceptions, our amended and restated bylaws also require us to advance expenses incurred by our directors and officers.
Policies and Procedures for Related Party Transactions
Our Board has adopted a written Related Party Transactions Policy that sets forth procedures for the review, approval or ratification of transactions between the Company, its directors, executive officers, director nominees, beneficial owners of more than 5% of any class of the Company’s voting securities, and their immediate family members (each, a “Related Person”). The Related Party Transactions Policy covers any transaction in which the Company is a participant, the amount involved exceeds $120,000 and a Related Person has a direct or indirect material interest.
Pursuant to our Related Party Transactions Policy and its charter, the audit committee is responsible for reviewing and approving or ratifying related party transactions subject to the policy and will approve only those transactions that are in, or not inconsistent with, the best interests of the Company and its stockholders. No director may participate in the approval of any transaction in which he or she is a Related Person. In evaluating a transaction, the audit committee considers the relevant facts and circumstances, including the purpose and benefits of the transaction, whether it is on terms comparable to those available from unaffiliated third parties, and the impact on director independence. Certain categories of transactions are deemed pre-approved under the policy, including compensation arrangements reportable under SEC rules, transactions where all stockholders receive the same pro rata benefit, and indemnification payments made pursuant to the Company’s governing documents. The audit committee periodically reviews ongoing related party transactions to confirm they remain appropriate.
All of the transactions described above were entered into after presentation, consideration and approval by our Board or the audit committee in accordance with our Related Party Transaction Policy.

WHERE YOU CAN FIND MORE INFORMATION
We file our annual, quarterly and current reports, proxy statements and other information electronically with the SEC. We make available on our website at www.serverobotics.com, free of charge, copies of these reports, as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. The SEC maintains a website that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. The address of that website is www.sec.gov. The information in or accessible through the websites referred to above is not incorporated into, and is not considered part of, this Proxy Statement. Further, our references to the URLs for these websites are intended to be inactive textual references only.
You should rely on the information contained in this Proxy Statement to vote your shares at the Annual Meeting. We have not authorized anyone to provide you with information that is different from what is contained in this Proxy Statement. You should not assume that the information in this Proxy Statement is accurate as of any date other than the date of this Proxy Statement, and the mailing of this Proxy Statement to stockholders at any time after that date does not create an implication to the contrary. This Proxy Statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make such proxy solicitations.
HOUSEHOLDING OF ANNUAL MEETING MATERIALS
The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to deliver a single copy of the Notice of Internet Availability of Proxy Materials, and, if applicable, the proxy statement and annual report, to multiple stockholders who share an address, unless contrary instructions from one or more stockholders are received. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards.
To receive a separate copy of the Notice or, if applicable, the proxy materials, or if you are receiving multiple copies and would like to receive only one copy for your household, you may contact us or Broadridge as set forth below. We will promptly deliver a separate copy of the Notice and, if applicable, the proxy materials, upon receipt of your oral or written request.
To contact Broadridge:
By Internet: www.proxyvote.com
By telephone: (800) 579-1639
By email: sendmaterial@proxyvote.com (please include your 16-digit control number in the email subject line)

To contact us:
Serve Robotics Inc.
Attention: Corporate Secretary
730 Broadway, Redwood City, California 94063
By telephone at (818) 860-1352
By email: investor.relations@serverobotics.com
ANNUAL REPORT
Fiscal Year 2025 Annual Report and SEC Filings
Our financial statements for our fiscal year ended December 31, 2025 are included in our Annual Report. This Proxy Statement and our Annual Report are posted on our website at www.serverobotics.com under “Investors — SEC Filings” and are available from the SEC at its website at www.sec.gov.
You may also obtain a copy of our Annual Report, free of charge, by sending a written request to Serve Robotics Inc., Attention: Corporate Secretary, 730 Broadway, Redwood City, CA 94063, by calling (818) 860-1352 or by emailing investor.relations@serverobotics.com.

STOCKHOLDER PROPOSALS
Stockholders may submit proposals, director nominations and other business for consideration at our 2027 Annual Meeting, subject to the timing requirements and procedures set forth in our amended and restated bylaws and applicable SEC rules. The following table summarizes the key deadlines. For detailed requirements, see the subsections below.

Type of Submission	Applicable Rule	Deadline
Stockholder Proposals for Inclusion in Proxy Statement	Rule 14a-8 under the Exchange Act	No later than December 25, 2026
Advance Notice Proposals and Director Nominations	Our amended and restated bylaws	No earlier than February 17, 2027 and no later than March 19, 2027
Universal Proxy Notice	Rule 14a-19(b) under the Exchange Act	No later than April 18, 2027

All submissions should be addressed to:

Serve Robotics Inc.
Attention: Corporate Secretary
730 Broadway
Redwood City, CA 94063
Email: investor.relations@serverobotics.com
Stockholder Proposals for Inclusion in Proxy Statement (Rule 14a-8)
Rule 14a-8 under the Exchange Act allows eligible stockholders to submit proposals for inclusion in the Company’s proxy statement and form of proxy so that all stockholders have the opportunity to vote on the proposal at the annual meeting. A stockholder who would like to have a proposal considered for inclusion in our 2027 proxy statement must submit the proposal in accordance with the procedures outlined in Rule 14a-8 of the Exchange Act so that it is received by us no later than December 25, 2026. However, if the date of the 2027 Annual Meeting is changed by more than 30 days from the date of the previous year’s meeting, then the deadline will be a reasonable time before we begin to print and send our proxy materials for the 2027 Annual Meeting. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Stockholder proposals and the required notice should be addressed to Serve Robotics Inc., Attention: Corporate Secretary, 730 Broadway, Redwood City, CA 94063, or by email to investor.relations@serverobotics.com.
Advance Notice Proposals and Director Nominations
Under our amended and restated bylaws, stockholders who wish to nominate directors or bring other business before the 2027 Annual Meeting that will not be included in our proxy statement must deliver timely written notice to our Corporate Secretary at our principal executive offices. The notice must be submitted by a stockholder of record and must set forth the information required by our amended and restated bylaws. In addition, any notice of director nomination submitted to the Company, regardless of whether the nominating stockholder intends to solicit proxies, must include the additional information required by Rule 14a-19. If you are a beneficial owner of shares held in “street name,” you should contact the organization that holds your shares for information about how to register your shares directly in your name as a stockholder of record.
Assuming the 2027 Annual Meeting is held within 30 days before or 60 days after the anniversary of the 2026 Annual Meeting, the required notice must be received no earlier than February 17, 2027 (the 120th day prior to the anniversary) and no later than March 19, 2027 (the 90th day prior to the anniversary). If the 2027 Annual Meeting is held more than 30 days before or more than 60 days after the anniversary date, the notice must be received no later than the close of business on the later of (i) the 90th day prior to the 2027 Annual Meeting or (ii) the 10th day following the day on which public announcement of the date of the 2027 Annual Meeting is first made. A proposal or nomination that does not comply with the above procedures may be disregarded, excluded from our proxy materials or ruled out of order at the 2027 Annual Meeting. Stockholder proposals and the required notice should be addressed to Serve Robotics Inc., Attention: Corporate Secretary, 730 Broadway, Redwood City, CA 94063, or by email to investor.relations@serverobotics.com.

Universal Proxy Notice (Rule 14a-19)
In addition to satisfying the provisions in our amended and restated bylaws relating to nominations of director candidates, to comply with the SEC’s universal proxy rule, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees in compliance with Rule 14a-19 under the Exchange Act must provide notice that sets forth the information required by Rule 14a-19 no later than April 18, 2027.
If the date of the 2027 Annual Meeting changes by more than 30 calendar days from the date of the 2026 Annual Meeting, such notice must instead be provided by the later of (i) 60 calendar days prior to the date of the 2027 Annual Meeting, or (ii) the tenth calendar day following public announcement by the Company of the date of the 2027 Annual Meeting.
Availability of Bylaws
Our amended and restated bylaws are part of our public filings on the SEC’s website at www.sec.gov. You may also contact our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

OTHER MATTERS
Our Board does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares of our common stock they represent in accordance with their own judgment on such matters.
It is important that your shares of our common stock be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote by telephone or by using the internet as instructed on the enclosed proxy card or execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.
Ali Kashani
Chief Executive Officer
Redwood City, California
April 24, 2026

serve

SERVE ROBOTICS INC.
730 BROADWAY
REDWOOD CITY, CA 94063

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 16, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/SERV2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 16, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V93472-P46603

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

SERVE ROBOTICS INC.

The Board of Directors recommends you vote FOR the following proposals:

Nominees:	**For**	**Withhold**
1a. Ali Kashani	☐	☐
1b. Touraj Parang	☐	☐

	For	**Against**	**Abstain**
2. The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

V93473-P46603

SERVE ROBOTICS INC.
ANNUAL MEETING OF STOCKHOLDERS
JUNE 17, 2026 12:00 PM PDT
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder(s) hereby appoint(s) Ali Kashani, Touraj Parang and Brian Read, or any of them, as proxies, each with the power to appoint their substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, and in their best judgment upon any other business that may properly come before the Annual Meeting of Stockholders (and any adjournment(s) or postponement(s) thereof), all of the shares of capital stock of SERVE ROBOTICS INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 12:00 PM PDT, on June 17, 2026, virtually at www.virtualshareholdermeeting.com/SERV2026, and any adjournment(s) or postponement(s) thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting of Stockholders and any adjournment(s) or postponement(s) thereof.

YOUR VOTE IS IMPORTANT. Please vote, sign and date, and return this Proxy Card promptly using the enclosed postage-paid envelope, or vote by telephone or the internet.

Continued and to be signed on reverse side